Exhibit 10.4

                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

MEMORANDUM OF AGREEMENT entered into in the City of Montreal, Province of Quebec, Canada, this 5th day of July, nineteen hundred and ninety-seven (1997)

BETWEEN: B.C.D. MECANIQUE LTEE, a legal person established for a private interest under the laws of Canada, having its head office at 1840, 1re Rue, Suite 102, Saint-Romuald, Province of Quebec, Canada (G6W 5M6), herein acting and represented by Mr. Real Berube, Its President, duly authorized as he so declares,

                              (hereinafter referred to as "BCD");

AND: DEQ CASINO'S INT, a legal person established for a private interest under the laws of Canada, having its head office at 1840, 1re Rue, Suite 101, Saint-Romuald, Province of Quebec, Canada (G6W
                              5M6), herein acting and represented by Mr. Marcel Huard, its President, duly authorized as he so declares,

                              (hereinafter referred to as "DEQ");

AND: AMUSEMENTS "EXTRA" INC., a legal person established for a private interest under the laws of Canada, having its head office at 1840, 1re Rue, Suite 101, Saint-Romuald, Province of Quebec, Canada (G6W 5M6), herein acting and represented by Mr. Marcel Huard, its President, duly authorized as he so declares,

                              (hereinafter referred to as "AEI");

AND: TEN STIX., INC., a legal person established for a private interest under the law's of the United States of America, having its head office at 3101 Riverside Dr., Idaho Springs, State of Colorado, 80452, United States of America, herein acting and represented by Mr Thomas Sawyer, its President, duly authorized as he declares,

                              (hereinafter referred to as "TSI");

WHEREAS BCD is the sole, true and absolute owner of all the rights, title and interests in certain inventions entitled "Progressive Jackpot Gaming with Random Prize Generation" and "Auxiliary Game with Random Prize Generation" (hereinafter referred to as "BCD's Inventions" more fully described in Schedule "A" annexed hereto to form an integral part hereof);

WHEREAS BCD is the manufacturer of a management and promotional system entitled the Extra Match Game (hereinafter referred to as "BCD's Product") using BCD's Inventions.

                                                                          TS0036

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

WHEREAS DEQ and AEI are the distributors of BCD's Product;

WHEREAS TSI has developed certain games entitled "Ten Stix 21" and "Shotgun 21" consisting in more fully described in Schedule "B" annexed hereto to form an integral part hereof (hereinafter collectively referred to as "TSI's Products") and of which TSI is the sole, true and absolute owner of all rights, title and interests as evidenced by the documents annexed hereto in Schedule "C" to form an integral part hereof;

WHEREAS TSI is the sole, true and absolute owner of all the rights, title and interest in a certain invention encompassing a certain part known as the fidelity principle presently embodied in the "Bonus Light System" (hereinafter referred to as "TSI's Invention"), more fully described in Schedule "D" annexed hereto to form an integral part hereof;

WHEREAS BCD and TIS have been discussing authorizing TSI to continue to manufacture, use, operate, sell and/or lease TSI's Products, which are directed in part to the random prize generation principle in order to attempt to settle any possible controversy between them involving BCD's position that TSI's Products might possibly infringe upon certain parts of BCD's Inventions which are covered by U.S. patent application no. 08/323,672 and U.S. patent application "Continuation-in-part" no. 08/698,972, Canada patent application no. 2,118,434 and PCT international application no. PCT/CA95/00577;

WHEREAS BCD may obtain a patent relating to random prize generation;

WHEREAS the parties also view that it is likely that patent interferences will be declared in the U.S. Patent and Trademark Office ("USPTO") and/or patent infringements by TSI's Product involving patent applications and/or patents filed by BCD with the USPTO or the Canadian Intellectual Property Office ("CIPO") or with any foreign patent issuing authority relating to random prize generation;

WHEREAS to amicably settle current and prospective differences with respect to BCD's Inventions and any possible patent infringement of BCD's Inventions by TSI and to grant to TSI the right to continue to manufacture, use, operate, sell and/or lease TSFs Products which might be covered by said patents owned by BCD with the view of expediting the development and commercial utilization of any product of BCD or TSI;

WHEREAS BCD is willing to allow TSI certain rights to continue to manufacture, use, operate, sell and/or lease TSI's Products encompassing certain parts of BCD's Inventions more fully described in Schedule "E" annexed hereto to form an integral part hereof under the terms and conditions hereinafter set forth

WHEREAS TSI is willing to do same for BCD, DEQ and AEI under the terms and conditions hereinafter set forth.

                                                                          TS0037

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.   Definitions
     -----------

     1.1  The preamble shall form an integral part of this Agreement.

     1.2 The term "BCD's Inventions" shall mean and include the Progressive Jackpot Gaming with Random Prize Generation and the Auxiliary Game with Random Prize Generation, as more fully described in Schedule "A" hereof.

     1.3 The term "TSI's invention" shall mean and include that certain part of TSI's Invention known as the Bonus Light System, as more fully described in Schedule "B" hereof.

     1.4  "Patent" shall mean:

          (a) all U.S., Canadian and/or PCT Patent Applications and Patent covering products and/or their use in applications encompassing BCD's Inventions or TSI's Invention which have been filed prior or contemporaneously to the execution date of this Agreement and are pending or issued on or before said date, or which are filed in the USPTO, CIPO or any other foreign patent issuing authority prior to the termination of this Agreement, as provided in
               Article 8 of this Agreement;

          (b) any divisions, re-issues, continuations and continuation-in-part, Patent Applications of the Patents and Patent Applications contemplated in paragraph (a) to the extent that they claim subject matter which could have been claimed in a Patent Application which satisfies the requirement of paragraph (a);

          (c) any Patent Application or Patent corresponding to any foreign patent application and patent to the Patents and Patent Application contemplated in paragraphs (a), (b); and

          (d) any foreign Patent Application and Patent owned by the parties hereto covering products and/or their use in applications encompassing BCD's Inventions which do not have any U.S. or Canadian Patent Application or Patent counterpart which have been filed prior to the execution date of this Agreement and are pending or issued on said date or which are filed prior to the termination of this Agreement as provided for in Article 8 of this Agreement.

                                                                          TS0038

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

     1.5 "Patent Application" means an application which, if allowed by the USPTO or CIPO or any foreign patent issuing authority, will result in the issuance of a Patent.

2. Waiver
   ------

     2.1 BCD hereby waives all of its rights and possible recourses against TSI world-wide regarding any possible patent infringement of BCD's Inventions through the manufacture, use, operation, sale and/or lease by TSI of the Ten Stix Game.

     2.2 BCD hereby waives all of its rights and possible recourses against TSI in the Territory of the United States of America, including its possessions and protectorates, with regards to any possible patent infringement of BCD's Inventions through the manufacture, use, operation, sale and/or lease by TSI of the Shotgun 21 Game.

     2.3 Therefore,TIS shall be allowed by BCD to continue to personally manufacture, use, operate, sell and/or lease TSI's Products in their respective territory.

3. Grants
   ------

     3.1 In consideration of the above, TSI hereby grants to BCD, DEQ and AEI a world-wide, irrevocable, non exclusive, royalty-free and personal license right to use TSI's Invention in all its field of use, current and future, in any of BCD's present or future products.

     3.2 With respect to any modification, improvement, change and derivative, patentable or not, resulting and/or relating to TSI's Invention whether or not conceived, developed and/or reduced to practice by TSI alone or with the assistance of BCD as co-inventor, TSI grants hereby to BCD, DEQ and AEI the option to take a world-wide, irrevocable, non exclusive, royalty-free and personal license right to import, make, to have made, use, operate, manufacture, distribute, sell and sell for use products encompassing TSI's Invention and in all its field of use, current and future.Such option shall be exercised by the exercising parties providing a written notice to TSI

     3.3 Taxes : All taxes,duties, deductions or other charges arising out of or claimed or asserted to arise out of this Agreement shall be borne by both parties mentioned above in their respective country and/or territories in which they do business.

                                                                          TS0039

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

4. Scope
   -----

     4.1 TSI shall develop its best effort to file a Patent Application with the USPTO before the end of July 1997 for an invention encompassing the Bonus Light System and provide BCD with a copy of said patent application.

     4.2 Prior to the execution of this Agreement, TSI shall provide copies to BCD of any copyright title, trademark title to TSI's Products.

     4.3 After the execution of this Agreement, 1ST shall provide to BCD copies of any Patent and/or Patent Application regarding TSI's Invention within one (1) month of filing an application with the USPTO or any foreign patent issuing authority, or within one (1) month of acquiring any patent relating to any invention encompassing the Bonus Light System.

     4.4 TSI shall however not be required to provide to BCD copies of any Independent Patent acquired by TSI so long as BCD, DEQ and/or AEI does not have an exercise available for use under the option provided for in Section 3.2 of this Agreement. When such an exercise becomes available to BCD, DEQ and/or AEI, copies of all Patents and/or Patent Applications previously provided for shall then be sent to BCD.

     4.5 For the purposes of this Article copies of all continuation, continuation-in-part and divisional applications will be provided within thirty (30) days of the issuance date of the USPTO or any foreign patent issuing authority.

5. Warranties and Indemnification
   ------------------------------

     5.1 TSI hereby agrees and covenants not to convert or use, in any matter, the rights granted hereunder for its own use or advantage other than the use in the matter and to the extent authorized pursuant to this Agreement.

     5.2 It is understood between the parties that TSI's Products must stay in the present form, more fully described in Schedule "F" hereof, annexed hereto to form integral part of this Agreement, as presented to the President of AEI, Mr. Marcel Huard, on May 1st and 3,1997.

     5.3 TSI hereby covenants and agrees that neither of the two games hereinabove mentioned be changed or adapted to resemble in any form or matter whatsoever a certain product of BCD known as the management and promotional system entitled the "Extra Match Game", more fully described in Schedule "G" hereof annexed hereto to form an integral part of this Agreement, and which was disclosed by AEI on behalf of BCD to TSI and two of its officers, namely Mr. Tony Cranford and Mr. David Ogden, as evidenced in the minutes of the meeting held on May 2, 1997 annexed hereto as Schedule "H" to form an integral part hereof.

                                                                          TSOO4O

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

     5.4 TIS warrants to BCD, DEQ and AEI that it has the unqualified lawful right to transmit, exchange or otherwise control and dispose of the rights granted under this Agreement.

     5.5 TSI shall indemnify and hold BCD, DEQ, AEI harmless from any breach of this warranty.

     5.6 No other rights, obligations or warranties, implied or express, or deemed to arise between the parties out of the performance of this Agreement other than those expressly recited herein are mutually agreed upon to in writing and made a part of this Agreement by the parties.

6. Disclaimers
   -----------

     6.1 If a patent infringement is called by any third party to this Agreement, BCD shall have no obligation to defend any claim or suit or to hold TIS harmless or immune or to indemnify TSI against any loss, cost, expense, payment or damage arising from any allegation of infringement or violation of any patent or other right or alleged right of such third party by reason of TSI's manufacture, use, operation, sale and/or lease of TSI's Products in their respective territory, as hereinabove defined, against TSI.

     6.2 TSI shall exonerate, hold harmless and indemnify BCD against any kind of claim or liability whatsoever arising out of any failure or alleged failure of TSI including, without limiting the generality of the foregoing, any patent infringement or any rights of any third party relating to TSI's Invention, claims of customers and users, members of the public or of any government, or any agency thereof or employees' claims as a result of the manufacture, use, operation, sale and/or lease of the TSI's Products in their respective territory, as hereinabove defined, called against TSI.

7. Termination
   -----------

     7.1 If TSI shall, at any time, commit any breach of any of the terms and conditions of this Agreement and shall fail to remedy such default or breach within thirty (30) days after the receipt of a written notice thereof from BCD, BCD may then, at its option and in addition to any other remedies which it may have at law or in equity, terminate this Agreement and all rights provided to TIS under this Agreement, by sending a note to TIS, in writing, to such effect.

                                                                          TSOO41

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY
                                       -7-

     7.2 BCD hereby reserves all of its rights to protect any Patent granted to it in relation to BCD's Inventions and to enforce such a protection by suing any infringing party, including TSI, upon termination of this Agreement, should it manufacture, use, operate, sell and/or lease any product infringing BCD's Inventions or continue to manufacture, use, operate, sell and/or lease TSI's Products once this Agreement is terminated for whatever cause.

     7.3 Failure on the part of BCD, to notify TSI of any violation of this Agreement or to terminate this Agreement because of any violation that would give BCD the right to terminate this Agreement shall not constitute a waiver of BCD's right to terminate this Agreement and all rights relating thereto because of such violation and any like or different subsequent violation.

     7.4 No termination of this Agreement for whatever cause shall affect the disclaimers of BCD under Article 7 of this Agreement or the obligations of TSI under Articles 3 and 7 of this Agreement

8. No Other Rights
   ---------------

     Title to all inventions shall remain with the party claiming ownership thereto and no tight, whether express or implied, relating to any invention is granted to the other party other than the use and to the extent authorized pursuant to this Agreement.

9. Assignment
   ----------

     This Agreement is personal to the parties and is not transferable or assignable in whole or in part and any such attempted assignment or transfer shall be void and shall constitute a breach of this Agreement.

10. Notices
    -------

     All notices required to be given under this Agreement shall be sent by registered mail and addressed as follows:

     10.1 to BCD:

          B.C.D. Mecanique Ltee
          1840, 1re Rue
          Suite 102
          Saint-Romuald (Quebec)
          G6W5M6
          Attention: Mr. Real Berube
          --------------------------

                                                                          TS0042

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                      - 8 -


     10.2 to DEQ:

          DEQ CASINO'S INT
          1840, Ire Rue
          Suite 101
          Saint-Romuald (Quebec)
          G6W 5M6
          Attention: Mr. Marcel Huard
          ---------------------------

     10.3 to AEI:

          Amusements "Extra" Inc.
          1840, 1re Rue
          Suite 101
          Saint-Romuald (Quebec)
          G6W 5M6
          Attention: Mr. Marcel Huard
          ---------------------------

     10.4 to TSI:

          TEN STIX, INC.
          3101 Riverside Dr.
          Idaho Springs, CO 80452
          U.S.A.
          Attention: Mr. Thomas E. Sawyer, President
          ------------------------------------------

11.  Amendments
     ----------

     This Agreement can only be modified by a written amendment executed by both parties and made a part hereto by incorporation.

12.  Entire Agreement
     ----------------

     This Agreement constitutes the entire agreement between the parties and replaces and supersedes all other prior agreements, communications, arrangements, contracts, negotiations made between the parties regarding to the subject matter hereof

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with the laws of the Province of Quebec and of Canada, if applicable, without reference to the choice of law principles. The parties hereby covenant and agree that any issue pursuant to or in relation with this Agreement shall be definitely settled by a court of competent jurisdiction of the judiciary district of Montreal, Province of Quebec, to which the parties attorn.

                                                                          TS0043

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                     - 9 -

14.  Confideatiality
     ---------------

     The parties hereto covenant and agree that they shall not disclose to any third party the terms and conditions of this Agreement, including any negotiation, discussion, documents and/or information exchanged between the parties regarding BCD's Inventions and BCD's Products as of May 1, 1997, which shall beconsidered confidential information by the parties. Should any party hereto wish to disclose any of the terms and conditions of this Agreement, it shall then seek from the other contracting parties prior written approval of such disclosure to any third party.

15.  Acknowledgement
     ---------------

     Each party acknowledges having received adequate explanation and/or counsel as to the nature and scope of its obligations under this Agreement, to understand such explanation and to be satisfied with it.

16.  Language
     --------

     The parties acknowledge having expressly requested that this Agreement be drafted in the English language. Les parties reconnaissent expressement avoir requis que cette convention soit redigee en langue anglaise.

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and place first hereinabove mentioned.

                                            B.C.D. MECANIQUE LTEE

                                            By:  /s/  Real Berube
                                               -------------------------------
                                                      Real Berube, President


                                            DEQ CASINO'S INT

                                            By:  /s/  Marcel Huard
                                               -------------------------------
                                                      Marcel Huard, President


                                            AMUSEMENTS "EXTRA" INC.

                                            By:  /s/  Marcel Huard
                                               -------------------------------
                                                      Marcel Huard, President


                                            TEN STIX, INC.

                                            By:  /s/  Thomas E. Sawyer
                                               -------------------------------
                                                      Thomas E. Sawyer
                                                      President

                                            By:  /s/  Tony Cranford
                                               -------------------------------
                                                      Tony Cranford
                                                      Vice President

                                                                          TS0044

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                  SCHEDULE "A"

                                BCD'S INVENTIONS

                                                                          TS0045

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                  SCHEDULE "B"

                   DESCRIPTION OF TEN STIX 21 AND SHOTGUN 21

                                                                          TS0046

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                  SCHEDULE "C"

                            TITLE TO TSI'S PRODUCTS

                                                                          TS0047

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                  SCHEDULE "D"

                                TSI'S INVENTION

                                                                          TS0048

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                  SCHEDULE "E"

                         DESCRIPTION OF PARTS OF TSI'S
                      PRODUCTS INFRINGING BCD'S INVENTIONS

                                                                          TS0049

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                  SCHEDULE "F"

                         DESCRIPTION OF TEN STIX 21 AND
               SHOTGUN 21 GAMES, AS PRESENTED TO AEI'S PRESIDENT
                     MR. MARCEL HUARD ON MAY 1, AND 3, 1997

                                                                          TS0050

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                  SCHEDULE "G"

               DESCRIPTION OF THE PROMOTIONAL SYSTEM KNOWN AS THE
                     EXTRA MATCH GAME PRESENTED TO TSI AND
                        TO TONY CRANFORD AND DAVID OGDEN
                                 ON MAY 2, 1997

                                                                          TS0051

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                                                                   CONFIDENTIAL
                                                                  ATTORNEYS ONLY

                                  SCHEDULE "H"

                    MINUTES OF A MEETING HELD ON MAY 2, 1997

                                                                          TS0052